For Immediate Release

Contacts:
Peerless Systems Corporation:	Investor Contact:	Media Contact:
John Rigali	Geoff High	Kathleen Buczko
Chief Financial Officer	Pfeiffer High Investor Relations, Inc.	NMC Partners
(310) 297-3172	(303) 393-7044	(562) 366-1552

Peerless Systems Announces Expense Reduction Program

Surplus capacity reduced to align resources with
current contract activity and improve operating efficiencies;
Management to present new business strategies in year-end news release and conference call

EL SEGUNDO, Calif., January 29, 2007 — Peerless Systems Corporation (Nasdaq: PRLS), a provider of advanced imaging and networking technologies and components to the digital document market, today announced it has implemented an expense reduction program designed to better match the company’s resources with the current level of contract activity. The reductions will affect approximately 20 positions company-wide, and management expects to take a related one-time charge of approximately $340,000 in the fourth quarter of fiscal 2007, which ends January 31.

Rick Roll, president and chief executive officer, said, “Current engineering activity and our forecasts of future customer development needs indicate we are carrying a surplus in capacity. These cost reductions are an important part of our plan to improve company-wide operational efficiencies and more effectively align internal resources with external demand.”

Management said it anticipates revenue in fiscal 2008 will be slightly below revenue in fiscal 2007, however, net income in the respective years is expected to be comparable. A series of block licenses expected during the second half of fiscal 2008 should make the third and fourth quarters markedly stronger than the first and second quarters.

Roll stressed that the resource reductions should not have any impact on the company’s ability to address existing contracts, such as the development work being performed for Kyocera-Mita and other OEMs, nor should they impact Peerless’ sales and marketing programs.

“Dynamics within the digital imaging industry have made it increasingly difficult to predict the product-development plans and needs of our OEM partners,” Roll said. “Nonetheless, management will continue to aggressively pursue opportunities that mutually benefit Peerless and our OEM customers. We intend to organize our engineering infrastructure specifically to address intellectual property and embedded contracts.”

The Company believes longer-term OEM demand for Peerless existing core technologies may be softer than previously expected and could lead to declining core revenue trends in future years. In an effort to mitigate the challenges associated with Peerless’ core business, and position the company for top-line growth, management is actively exploring a range of new revenue generation opportunities within ancillary sectors of the imaging industry. Prospects under consideration include expanding the applications for existing Peerless technologies, investing in new revenue streams, and potential joint ventures. Management intends to discuss its strategies in conjunction with the release of its 2007 full-year financial results in March.

About Peerless Systems Corporation
Founded in 1982, Peerless Systems Corporation is a provider of imaging and networking technologies and components to the digital document markets, which include manufacturers of color, monochrome and multifunction office products and digital appliances. In order to process digital text and graphics, digital document products rely on a core set of imaging software and supporting electronics, collectively known as an imaging controller. Peerless’ broad line of scalable software and silicon offerings enables its customers to shorten their time-to-market and reduce costs by offering unique solutions for multiple products. Peerless’ customer base includes companies such as Canon, IBM, Konica Minolta, Kyocera Mita, Lenovo, OkiData, Ricoh, RISO, Seiko Epson and Xerox. Peerless also maintains strategic partnerships with Adobe and Novell. For more information, visit Peerless’ web site at www.peerless.com.

Safe Harbor Statement Under the U.S. Private Securities Litigation Reform Act of 1995
Statements made by us in this press release that are not historical facts constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21 of the Securities Exchange Act of 1934. These forward-looking statements are necessarily estimates reflecting the best judgment of our senior management based on our current estimates, expectations, forecasts and projections and include comments that express our current opinions about trends and factors that may impact future operating results. Statements that use words such as we “believe,” “anticipate,” “estimate,” “intend,” “could,” “plan,” “expect,” “project” or the negative of these, as well as similar expressions, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, the following: the number of positions to be affected by the expense reduction program; the size and timing of the charges relating to the expense reduction program; the likelihood that the Company will able to improve company-wide operational efficiencies or more effectively align internal resources with external demand; the forecast of fiscal 2008 revenue and net income; the likelihood that additional block licenses will be received in the second half of fiscal 2008; the likelihood that the third and fourth quarters of fiscal 2008 will be stronger than the first and second quarters; the effect of the expense reduction program on the Company’s existing contracts or sales and marketing programs; the Company’s ability to organize its engineering infrastructure to specifically address intellectual property and embedded contracts; the demand for the Company’s technologies; the availability and potential impact of revenue generating opportunities; and the prospects and rate of decline of the Company’s core technologies. These statements are not guarantees of future performance, rely on a number of assumptions concerning future events, many of which are outside of our control, and involve known and unknown risks and uncertainties that could cause our actual results, performance or achievements, or industry results, to differ materially from any future results, performance or achievements, expressed or implied by such forward-looking statements. Such risks and uncertainties include, among other things, uncertainty in the future demand for our products; the small number of OEM customers in the digital document product market to which we can market our technology and services; our reliance upon OEM block license agreements to maintain our current revenue levels; the general decrease in demand for engineering services; our new alignment of internal resources fails to produce the intended results on our business and financial results; the digital imaging market does not accept all or some of our hardware strategy; our plans to leverage our intellectual property licensing sales to OEMs takes more time than expected to achieve the expected growth in the business; and achieving growth in new revenue streams takes longer than expected or proves more costly than anticipated.

The above risks, and others, are described in further detail in our reports filed with the Securities and Exchange Commission, including but not limited to our most recent Quarterly Report on Form 10-Q for the third quarter of fiscal 2007, in Part I - Item 2. “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Risk Factors” filed on December 14, 2006. Copies of Peerless’ press releases and additional information about Peerless are available at www.Peerless.com or you can contact Peerless Investor Relations by calling (303) 393-7044.

Current and prospective stockholders are urged not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We are under no obligation, and expressly disclaims any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise. All forward-looking statements contained herein are qualified in their entirety by the foregoing cautionary statements.

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